Significant Accounting Policies	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Significant accounting policies
Note 2: Significant accounting policies
Basis of preparation and consolidation
The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of DDI and its controlled subsidiaries. All significant intercompany transactions, balances and unrealized gains or losses have been eliminated. The accounting policies were consistently applied to all periods presented, except as indicated under “Recently issued accounting standards — adopted”.
Use of estimates
The preparation of financial statements in conformity with GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures. We regularly evaluate estimates and assumptions related to provisions for income taxes, revenue recognition, expense accruals, deferred income tax asset valuation allowances, valuation of goodwill and intangibles, and legal contingencies. We base our estimates and assumptions on current facts, historical experience and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced may differ materially and adversely from these estimates. To the extent there are material differences between the estimates and the actual results, future operating results may be affected.
Functional currency and translation of financial statements
Our functional currency is the Korean Won (“KRW”) and the U.S. Dollar (“dollar,” “USD,” “US$,” or “$”) is the functional currency of our United States subsidiaries. The accompanying consolidated financial statements are presented in USD. The consolidated balance sheets have been translated at the exchange rates prevailing at each balance sheet date. The consolidated statement of comprehensive income and statement of cash flows have been translated using the weighted-average exchange rates prevailing during the periods of each statement. The equity capital is denominated in the functional currency, KRW, and is translated at historical exchange rates. All translation adjustments resulting from translating into the reporting currency are accumulated as a separate component of accumulated other comprehensive income in shareholders’ equity. Gains or losses resulting from foreign currency transactions are included in other income (expense).
Intercompany monetary items denominated in foreign currencies are translated into the functional currency at the exchange rate at the reporting date with the gain or loss arising on translation recorded to other income (expense). Intercompany non-monetary
items that are measured at historical cost in a foreign currency are translated using the exchange rates at the dates of the initial transactions. When we parenthetically disclose USD amounts for certain financial instruments denominated in KRW for the benefit of the reader, we use the exchange rates in effect as of December 31, 2020, unless otherwise noted.
Cash and cash equivalents
We consider all money market funds and short-term investments with a maturity of three months or less when acquired to be cash and cash equivalents. Cash and cash equivalents are held by high credit quality financial institutions and balances may exceed limits of federal insurance. We have not experienced any losses resulting from these excess deposits.
Financial instruments and concentration of credit risk
Financial instruments, which potentially expose us to concentrations of credit risk, consist primarily of cash and cash equivalents and accounts receivable.
Accounts receivable are recorded and carried at the net invoiced amount, which is net of platform payment processing fees, unsecured, and represent amounts due to us based on contractual obligations where an executed contract exists. We do not require collateral and have not recognized an allowance as management estimates the net receivable is fully collectible. Apple, Inc. (“Apple”), Facebook, Inc. (“Facebook”), and Google, LLC (“Google”) represent significant distribution, marketing, and payment platforms for our games. A substantial portion of our 2020 and 2019 revenue was generated from players who accessed our games through these platforms and a significant concentration of our accounts receivable balance is comprised of balances owed to us by these platforms.

The following table summarizes the percentage of revenues and accounts receivable generated via our platform providers in excess of 10% of our total revenues and total accounts receivable:

Revenue Concentration year ended December 31,

	2020	2019
Apple	50.8%	48.1%
Facebook	27.3%	31.2%
Google	18.9%	17.2%

Accounts Receivable Concentration as of December 31,

	2020	2019
Apple	54.1%	53.6%
Facebook	25.9%	28.0%
Google	18.0%	16.8%

Fair value measurements
Fair value is defined as an exit price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The three-tiered fair value hierarchy that prioritizes the inputs based on the observability as of the measurement date is as follows:

Level 1 –	Observable inputs for identical assets or liabilities, such as quoted prices in active markets;

Level 2 –	Inputs other than quoted prices in active markets that are either directly or indirectly observable;

Level 3 –	Unobservable inputs in which little or no market data exists, therefore they are developed using estimates and assumptions developed by us, which reflect those that a market participant would use.
Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the placement of assets and liabilities being measured within the fair value hierarchy. See Note 5: Fair value measurements.
Goodwill and
indefinite-lived
intangible assets
Goodwill consists of the excess of the purchase price over the fair value of identifiable assets acquired and liabilities assumed in a business combination. Our indefinite-lived intangible assets were acquired in a business combination and recorded at fair value.
We assess the carrying value of our goodwill and other indefinite-lived assets for potential impairment annually as of October 1, or more frequently if events or changes in circumstances indicate that the carrying value of the asset may not be recoverable.
When assessing goodwill for impairment, we may elect to first utilize a qualitative assessment to evaluate if a more detailed quantitative impairment test is necessary. An impairment charge is recorded based on the excess of the reporting unit’s carrying amount over its fair value. In determining fair value of our reporting unit in connection with our annual goodwill impairment test, we perform a blended analysis of the present value of future discounted cash flows and a market valuation approach. The discounted cash flows model indicates the fair value of the reporting unit based on the present value of the cash flows that we expect the reporting unit to generate in the future. The market valuation approach indicates the fair value of the business based on a comparison of the Company to comparable publicly traded firms in similar lines of business.
In determining fair value of indefinite-lived intangible assets for purposes of our annual impairment test, we use the relief-from-royalty method. This method assumes that the trade name and trademarks have value to the extent that their owner is relieved of the obligation to pay royalties for the benefits received from them. The amount of impairment of indefinite-lived intangible assets is measured by the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

We have identified a single reporting unit based on our management structure. There were no impairments of our indefinite-lived intangible assets or goodwill to date.
Finite-lived intangible assets
Intangible assets acquired separately are measured on initial recognition at cost. The carrying value of intangible assets acquired in a business combination is their fair value at the date of acquisition. Following initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses.
Finite-lived intangible assets are amortized over their useful economic life and assessed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows from use and eventual disposition of the asset over its remaining economic life to its carrying value. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are considered to modify the amortization period or method, as appropriate, and are treated as changes in estimates.
The amortization expense on intangible assets with finite lives is recognized in the statement of income and comprehensive income in depreciation and amortization.
Development costs
Development costs for new app development are capitalized and recognized as an intangible asset when the preliminary development stage has been completed, management commits to funding the project, it is probable that the project will be completed, and the software will be used for its intended function.
Following initial recognition of the development costs as an asset, the asset is carried at cost less any accumulated amortization and accumulated impairment losses. Amortization of the asset begins when development is complete, and the asset is available for use. It is amortized over the period of expected future benefit. Amortization is recorded in depreciation and amortization.
Revenue recognition
Our social and mobile apps operate on a
free-to-play
model, whereby game players may collect virtual currency free of charge through the passage of time or through targeted marketing promotions. If a game player wishes to obtain virtual currency above and beyond the level of free virtual currency available to that player, the player may purchase additional virtual currency. Once a purchase is completed, the virtual currency is deposited into the player’s account and is not separately identifiable from previously purchased virtual currency or virtual currency obtained by the game player for free.
Once obtained, virtual currency (either free or purchased) cannot be redeemed for cash nor exchanged for anything other than gameplay within our apps. When virtual currency is played on any of our games, the game player could “win” and would be awarded additional virtual currency or could “lose” and lose the future use of that virtual currency. We have concluded that our virtual currency represents consumable goods, because the game player does not receive any additional benefit from the games and is not entitled to any additional rights once the virtual currency is substantially consumed.
Control transfers when the virtual currency is consumed for gameplay. We recognize revenue from player purchases of virtual currency based on the consumption of this currency. We determined through a review of play behavior that game players generally do not purchase additional virtual currency until their existing virtual currency balances, regardless of source (e.g., bonus currency, gifted currency through social media channels, daily free chips, etc.), have been substantially consumed.
Based on an analysis of customers’ historical play behavior, purchase behavior, and the amount of virtual currency outstanding, we are able to estimate the rate that virtual currency is consumed during gameplay. Accordingly, revenue is recognized using a user-based revenue model with the period between purchases representing the timing difference between virtual currency purchase and consumption. This timing difference is relatively short.
We continuously gather and analyze detailed customer play behavior and assess this data in relation to our judgments used for revenue recognition.
We generate a small portion of our revenue from subscription services. All monthly subscription fees are prepaid and non-refundable
for a
one-month
period and auto-renew until the end customer terminates the service with the platform provider the subscription services originated. The subscription revenue is recognized on a daily basis beginning on the original date of purchase and has no impact on a customer purchased virtual currency.
Disaggregation of revenue
We believe disaggregation of our revenue based on platform and geographical location are appropriate categories that depict how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors.
The following table represents our disaggregation of revenue between mobile and web platforms (in thousands):

	Years ended December 31,
	2020	2019
Mobile	$257,405	$184,755
Web	100,937	88,855

Total revenue	$358,342	$273,610

The following table presents our revenue disaggregated based on the geographical location of our players (in thousands):

	Years ended December 31,
	2020	2019
U.S. (1)	$309,211	$237,712
International	49,131	35,898

Total revenue	$358,342	$273,610

(1)	Geographic location is presented as being derived from the U.S. when data is not available
Principal-agent
considerations
Our revenue contracts are with game players who are our customers. We have exclusive control over all content, pricing, and overall functionality of games accessed by players. Our games are played on various third-party platforms for which the platform providers collect proceeds from our customers and remit us an amount after deducting a fee for processing and other agency services. We record revenue at the gross amount charged to our customers and classify fees paid to platform providers (such as Apple, Facebook, and Google) within cost of revenue.

Contract assets, contract liabilities and other disclosures
Customer payments are based on the payment terms established in our contracts. Payments for purchase of virtual currency are required at time of purchase, are non-refundable
and relate to
non-cancellable
contracts that specify our performance obligations. All payments are initially recorded as revenue, as the player has no right of return after the purchase, consistent with our standard terms and conditions. Based on our analysis, at each period end, we estimate the number of days to consume virtual currency. This represents the revenue amount where the performance obligation has not been met and is deferred as a contract liability until we satisfy the obligation. The contract asset consists of platform fees for which revenue has not been recognized. For subscription revenue, the remaining portion of the daily ratable monthly subscription is recorded as a contract liability and the applicable platform fees as a contract asset.
The following table summarized our opening and closing balances in contract assets and contract liabilities (in thousands):

	As of December 31, 2020	As of December 31, 2019
Contract assets (1)	$718	$541
Contract liabilities	$2,393	$1,804

(1)	Contract assets are included within prepaid expenses and other assets in our consolidated balance sheet.
Cost of revenue
Amounts recorded as cost of revenue relate to direct expenses incurred in order to generate social gaming revenue. Such costs are recorded as incurred, and primarily consist of fees withheld by our platform providers from the player proceeds received by the platform providers on our behalf, hosting fees, and royalties.
Depreciation and amortization expense is excluded from cost of revenue and other operating expenses and is separately presented on the consolidated statement of income and comprehensive income.
Defined benefit pension plan
We operate a defined benefit pension plan under employment regulations in Korea. The plan services the employees located in Seoul and is a final waged-based pension plan, which provides a specified amount of pension benefit based on length of service. The service cost components of the net periodic benefit costs are charged to current operations based on the functional area of the employee. The total benefit obligation of $2.8 million and $1.9 million was included in other non-current
liabilities as of December 31, 2020 and 2019, respectively, and the change in actuarial gains or losses was included in other comprehensive income. The plan is unfunded.
The following table summarizes the components of the projected benefit obligation (in thousands):

	As of December 31, 2020	As of December 31, 2019
Projected benefit obligation at beginning of year	$1,882	$1,245
Service cost	738	504
Interest cost	30	26
Actuarial (gain)/loss	492	499
Benefits paid	(400)	(159)
Other	(273)	(190)
Foreign currency translation adjustment	323	(43)

Projected benefit obligation at end of year	$2,792	$1,882

Defined contribution plan
We sponsor a defined contribution plan for our employees based in Seattle, Washington. We provide a matching contribution of 100% on the first 1% of employee contributions and 50% on the next 5% of employee contributions. Our contribution expense for the years ended December 31, 2020 and 2019 was approximately $467,000 and $394,000 respectively.
Deferred offering costs
We incurred costs directly attributable to our proposed initial public offering that went effective June 30, 2020 with the Securities and Exchange Commission (SEC) but did not successfully offer securities. The offering costs were previously deferred and recorded as a non-current
asset with the expectation of netting against the proceeds received. Although we remain effective and have not withdrawn our filings, the postponement has extended beyond 90 days and is considered an aborted offering. Accordingly, the deferred offering costs of $5.4 million have been expensed to other, net under other income(expense) on the consolidated statements of income and comprehensive income.
Deferred offering costs were $1.3 million as of December 31, 2019.
Advertising costs
The cost of advertising is expensed as incurred and totaled $61.8 million and $28.5 million for the years ended December 31, 2020 and 2019, respectively. Advertising costs primarily consist of marketing and player acquisition and retention costs and are included in sales and marketing expenses.
Research and development
Research and development costs relate primarily to employee costs associated with in-app
game development, feature design and enhancement, and engagement functionality that does not meet our internal-use
software capitalization criteria. These costs are expensed as incurred.
Income taxes
Income tax expense is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are the expected future tax amounts for the temporary differences between carrying amounts and tax bases of assets and liabilities, computed using enacted tax rates in the period in which they reverse. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized.
A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” standard, no tax benefit is recorded.
Statutory withholding tax is recognized in income tax expense as incurred.
Segment information
Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, our Chief Executive Officer, in making decisions regarding resource allocation and assessing performance. We view our operations and manage our business as one operating segment.

Subsequent events
We evaluated subsequent events through March 29, 2021, which is the date the financial statements were available to be issued.
Recent accounting guidance – adopted
Financial instruments — credit losses
The FASB issued ASU
No. 2016-13,
“Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” in June 2016 and has since modified the standard with several ASUs (collectively, the “new credit loss standard”). The new credit loss standard replaces the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. For our impacted instruments, which include accounts and other receivables, we are required to use a forward-looking expected loss model rather than the incurred loss model for recognizing credit losses which reflects losses that are probable. We adopted this guidance on January 1, 2020. The adoption of this guidance did not have a material effect on our consolidated financial statements.
Intangibles-Goodwill and Other
The FASB issues ASU
No. 2017-04,
“Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment” in January 2017. This new accounting standard update simplifies the measurement of goodwill by eliminating the Step 2 impairment test. Step 2 measures a goodwill impairment loss by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount of that goodwill. The new guidance requires an entity to compare the fair value of a reporting unit with its carrying amount and recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value, limited to the amount of goodwill. Additionally, an entity should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. We adopted this guidance on January 1, 2020. The adoption of this standard did not have a material impact on our consolidated financial statements.
Fair value measurements
In August 2018, the FASB issued ASU
No. 2018-13,
“Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement.” The new guidance amends the disclosure requirements for recurring and nonrecurring fair value measurements by removing, modifying, and adding certain disclosures on fair value measurements in ASC 820. The amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty are applied prospectively for only the most recent interim or annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. We adopted this guidance on January 1, 2020. The adoption of this standard did not have a material impact on our consolidated financial statements.
Income taxes
In December 2019, the FASB issued ASU
2019-12,
“Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes.” The standard simplifies the accounting for income taxes by removing certain exceptions and making certain amendments to Topic 740. We early adopted this guidance on January 1, 2020. The adoption of this guidance did not have a material effect on our consolidated financial statements.

ASU
2017-11
The Financial Accounting Standards Board (“FASB“) issued Accounting Standards Update (“ASU“)
No. 2017-11,
“Earnings Per Share (Topic 260); Distinguishing Liabilities From Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception” in 2017 that simplifies the guidance for equity-linked financial instruments (free-standing or embedded) with down- round features that reduce the exercise price when the pricing of a future round of financing is lower. The standard was effective for us beginning January 1, 2020, with early adoption permitted. We early-adopted the standard using a full retrospective approach effective January 1, 2017.
In May 2017, we issued an aggregate principal amount of KRW210 billion (US $193 million) of 2.5% Convertible Bonds due 2024 and aggregate principal amount of KRW90 billion (US$83 million) of 2.5%
Non-convertible
Bonds due 2024 with detachable warrants to purchase 306,540 shares of our common stock at an initial conversion price of KRW293,600 (US$270) per share. Both the 2.5% Convertible Bonds and the detachable warrants contain a provision commonly referred to as “down-round” protection, as well as certain standard anti-dilution provisions.
The warrants were not considered liabilities within the scope of ASC 480. In addition, they also met both the requirements of (1) being considered indexed to the Company’s own stock and (2) the qualifications for equity classification. Therefore, the warrants were recorded within stockholders’ equity. There are no provisions pursuant to which the Company could be obligated to pay cash or other assets to settle the warrants; settlement is in shares only, and all settlement provisions contemplate payment of an amount based on the difference between the fair value and a fixed exercise price for a fixed number of shares; subject to down-round and standard anti-dilution adjustments. Due to the adoption of ASU
2017-11,
the presence of the down-round protection feature of the warrants does not preclude equity classification.
Instead, the down-round protection feature of the warrants would be recognized as a dividend and as a reduction of income available to common shareholders, which would result in a reduction to our basic net income per share when triggered. As we apply the treasury stock method for calculated diluted earnings per share, this amount would be added back to income available to common stockholders.
The 2.5% Convertible Bonds (and the 2.5%
Non-convertible
Bonds) are not within the scope of ASC 480 and are not required to be accounted for at fair value. In addition, the Company elected to not carry the Bonds at fair value.
The Company evaluated the terms of the 2.5% Convertible Notes in accordance with ASC Topic No. 815 – 40, “Derivatives and Hedging - Contracts in Entity’s Own Stock” and determined that the underlying common stock is indexed to our common stock. We determined that the embedded conversion and other features did not meet the definition of a liability and therefore did not bifurcate the conversion and other features and account for it as a separate derivative liability. In addition, the 2.5% Convertible Bonds contain a contingent beneficial conversion feature that may be triggered if the conversion price is reduced upon a down-round in the future, subject to accounting under ASC
470-20-25-6.
The contingent beneficial conversion cannot be cash-settled, is not beneficial upon issuance, and there was no premium upon issuance. Contingent beneficial conversion features are not accounted for until and unless they are triggered. Accordingly, no accounting for the conversion feature is necessary until that time. However, if the beneficial conversion feature is triggered, it would be measured using the number of shares to be received by the holder based on the adjusted conversion price multiplied by the stock price at the commitment date and recognized as accretion of the debt commencing at the date the down-round provision is triggered.

On May 15, 2020, DUG exercised its call option right and simultaneously redeemed the 2.5%
Non-convertible
bonds as consideration to exercise the warrants into 306,539 shares of common stock and at various dates in May and June 2020. STIC, as holder of the 2.5% Convertible Bonds, exercised its right to convert all outstanding bonds into 715,258 common shares.